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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  JANUARY 15, 2003
                                                 -------------------------------

                           PEABODY ENERGY CORPORATION
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             (Exact name of registrant as specified in its charter)

               DELAWARE                                 1-16463                                 13-4004153
---------------------------------------    ----------------------------------     ---------------------------------------
   (State or other jurisdiction of             (Commission File Number)            (I.R.S. Employer Identification No.)
    incorporation or organization)

            701 MARKET STREET, ST. LOUIS, MISSOURI                                                 63101
-------------------------------------------------------------------------------------------------------------------------
           (Address of principal executive offices)                                              (Zip Code)

     Registrant's telephone number, including area code                                    (314) 342-3400
                                                                        -------------------------------------------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On January 15, 2003, Peabody Energy Corporation issued a press release regarding two events, an adverse U.S. Supreme Court ruling and the recognition of certain income tax benefits, that will impact earnings for the fourth quarter of 2002.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

See the Exhibit Index at page 4 of this report.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PEABODY ENERGY CORPORATION

Date:  January 16, 2003                     RICHARD A. NAVARRE
                                      -----------------------------------
                                            Richard A. Navarre
                                        Executive Vice President and
                                          Chief Financial Officer



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


                                  EXHIBIT INDEX


The exhibits below are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K.


      Exhibit
        No.          Description of Exhibit
      -------        ----------------------
       99.1          Press release of Peabody Energy Corporation dated January 15, 2003.


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